Exhibit 99.1



                          SUMMARY TERM SHEET/COMMITMENT


ISSUER:                 CD Radio Inc. (the "Company")

ISSUE:                  Convertible Preferred Stock (the "Preferred")

PRINCIPAL AMOUNT:       Up to a Maximum of $150 million

MATURITY:               10 years

CONVERTIBLE:            Any time after closing, at a price of $21.00; provided,
                        however, that the conversion price will reset to market price if on the 4th anniversary of the issuance of the Preferred the market price of the common stock of the Company (as so defined) is below $21.00; provided further that in no event shall the reset be below
                        $10.00. (For the purpose hereof, the term "market price" shall mean the average of the closing prices of the Company's common stock for the 20 trading days ending 5 days prior to the 4th anniversary.)

OPTIONAL REDEMPTION: Non-call for first three years. During years four and five, callable at par plus accrued but unpaid dividends if the closing market price of the Company's Common Stock exceeds $31 1/2 per share for 20 trading days out of any 30 consecutive trading days. Thereafter, callable at anytime at par plus accrued but unpaid dividends.

DIVIDEND RATE:          5% PIK or cash, at the Company's option.

RANKING: The Preferred will be junior to all debt (bank debt, high-yield offering), but senior to the common equity. (The foregoing ranking is not intended to constitute a restriction on other financings by the Company.)

COVENANTS:              None

PLACEMENT FEE:          3% of the gross proceeds payable to Libra Investments,
                        Inc. upon closing; provided, that such fee shall be






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                        1.875% of gross proceeds with respect to the first
                        $50,000,000 of Preferred purchased by the Everest Funds.

COMMITMENT:             Everest Capital International, Ltd., Everest Capital
                        Fund L.P. and other entities managed by Everest Capital
                        Limited (collectively the "Everest Funds") and The
                        Ravich Revocable Trust of 1989 ("Ravich" together with the Everest Funds, the "Buyer") will commit to buy $50 million and $2 million (the committed amounts), respectively, of the Preferred (by either exchanging shares of the Company's 5% Delayed Convertible Preferred
                        Stock (the "Delayed Preferred Stock") having an
                        Exchange Value (see below) equal to the foregoing amount or by paying in cash) and the Company will commit to sell such amounts simultaneous with the closing of any financing (not including this financing up to an amount equal to the Liquidation Preference of all outstanding Delayed Preferred Stock divided by 72.125%) yielding "new money" gross proceeds equal to or in excess of $150 million completed on or prior to November
                        15, 1997 (the "New Financing" and such date shall be referred to as the "New Financing Date"); provided, that it shall be a condition of the Buyers' obligation that
                        (a) all Delayed Preferred Stock is redeemed or converted on or prior to the New Financing Date, and (b) a mutually agreeable (it being understood that an expert chosen by any of Morgan, Stanley & Co., Donaldson
                        Lufkind & Jenrette, Lehman Brothers, Inc., Merrill,
                        Lynch, Pierce, Fenner & Smith or Bear Stearns & Co.
                        shall be deemed to be mutually agreeable) third party expert verify to Buyers that the system (e.g. only two satellites and limited terrestrial repeaters) of delivering digital audio to automobiles, as described in its business plan (including, but not limited to, being able to reach at least 90% of the United States population), is technically feasible; and provided further, that, if in connection with the New Financing, any common stock, securities convertible or exchangeable into common stock or warrants (each an "Equity
                        Equivalent") is sold or given in conjunction with such New Financing where the lowest of the (i) sale price,
                        (ii) conversion price, (iii) "market price" (as defined above) of the common stock measured over the 20 trading days prior to the date of such sale or






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                        (iv) exercise price (the "Equity Equivalent Price") is
                        less than $21.00 per share of common stock, then the conversion price of the Preferred shall be reset (but never above $21.00) to the Equity Equivalent Price; and provided further that in lieu of purchasing the Preferred the Buyers, at their option, may purchase a like amount of the Equity Equivalent.

EVEREST OPTION: The Everest Funds shall have the option to increase its commitment (on the same terms as herein provided) to $98 million provided it gives written notice to the Company on or before July 3, 1997 (the "Everest Option"). The Everest Option shall not be transferable.

LISTING: The Company undertakes to list the Preferred on the same exchange on which the Company's common stock trades.

COMMITMENT FEE:         Upon execution of this Commitment Term Sheet (or as
                        soon thereafter as practical), the Company will issue to the Everest Funds and Ravich 1,560,000 (or, if the
                        Everest Option is exercised 1,560,000 times the total amount committed by the Everest Funds and Ravich divided by $52 million) eight-year warrants to purchase common stock at a price of $50.00 per share, allocable PRO RATA between the Everest Funds and Ravich based on amounts purchased. The Warrants shall not be exercisable until the date one year after execution of this Commitment
                        Term Sheet, at which date they shall become exercisable for the remainder of their term. The Warrants shall contain customary terms and conditions, and shall be callable by the Company after three years at a price of $0.01 per warrant if the closing market price of the Company's Common Stock exceeds $75.00 per share for at least 20 trading days in any 30 consecutive trading day period after three years from the date of issuance. In addition to the Warrants, the Company shall pay the Everest Funds a cash commitment fee equal to $562,500, payable upon closing of Everest's purchase of at least
                        $50,000,000 of Preferred (whether through purchase for cash or by exchanging Delayed Preferred Stock).








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STANDSTILL AGREEMENT OF
EVEREST FUNDS:          The following limitations (the "Standstill Agreement")
                        apply to the Everest Funds and their affiliates, and to certain transferees. Until the date one year after execution of this Commitment Term Sheet, the Everest
                        Funds and their affiliates (i) shall not acquire common stock, including by means of conversion of the Preferred or Delayed Preferred Stock or exercise of any other right, if, upon such acquisition, the Everest Funds and their affiliates will have or share, directly or indirectly, voting or investment power over ten percent or more of the outstanding class of common stock (for purposes of this clause (i), a right to acquire upon exercise or conversion will not be deemed to confer voting or investment power over the underlying security in the absence of an exercise or conversion), and (ii) shall not sell or otherwise dispose of Warrants, Preferred or Delayed Preferred Stock to any one purchaser if, following such sale or disposition, the purchaser and its affiliates would be beneficial owners of ten percent or more of the outstanding class of stock, except for a sale or disposition of Warrants, Preferred and/or Delayed Preferred Stock to a purchaser who, for itself and its affiliates, agrees to be bound by the limitations set forth in this Standstill
                        Agreement. Except as provided otherwise in the parenthetical language in clause (i) above, terms and concepts used in this Standstill Agreement shall have the meanings set forth in Section 13(d) of the Securities Act of 1934 and the rules and regulations thereunder.

EXCHANGE VALUE:         "Exchange Value" shall be defined as 1.3865 times the
                        Liquidation Preference of the Delayed Preferred Stock being exchanged (including accrued but unpaid dividends and fees, if any).

EXCHANGE OFFER/
REGISTRATION RIGHTS:    Within 180 days after the New Financing Date, the
                        Company shall use its best efforts to file with the SEC, if permitted by then applicable interpretations of the SEC staff, a registration statement with respect to an offer to exchange the Preferred (the "Exchange Offer") for preferred stock of the Company with identical terms to the Preferred (other than restrictions on transfer) and convertible into registered shares of Common Stock.
                        The






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                        Company shall also use its best efforts to cause such
                        registration statement to become effective, and to obtain all other necessary approvals, including the FCC (if applicable), within 90 days of such filing with the SEC. The Everest Funds and Ravich understand that such SEC Staff interpretations currently would not permit the Company to undertake the Exchange Offer as contemplated above. In the event applicable interpretations of the staff of the SEC do not permit the Company to effect the Exchange Offer, or if for any other reason the Exchange Offer is not consummated, the Company will use its best efforts to a) within 180 days after the New Financing Date, file a shelf registration statement with respect to resales of the Preferred and the shares issuable upon conversion of the Preferred, and (b) within 90 days of such filing with the SEC, cause such registration to become effective and to obtain all other necessary approvals, including the FCC (if applicable). The parties shall enter into a registration rights agreement with respect to the foregoing containing customary terms, conditions and indemnities, including without limitation provision for reasonable cash penalties for failure to timely comply with the foregoing obligations.

WARRANT
REGISTRATION RIGHTS:    Within 180 days after the New Financing Date, the
                        Company shall use its best efforts to register for resale the shares of common stock issuable upon exercise of the Warrants with the SEC pursuant to a shelf registration on Form S-3 (if available) or Form S-1 (if
                        Form S-3 is not available) and to obtain all other necessary approvals, including the FCC (if applicable), for the resale of such shares. The parties shall enter into a registration rights agreement with respect to such registration containing customary terms, conditions and indemnities, including without limitation provision for reasonable cash penalties for failure to timely register the shares.

CONDITIONAL OPTION
TO EXCHANGE FOR
CONVERTIBLE             DEBT: If at any time within six months after the New
                        Financing Date, the Company raises not less than $75 million in gross proceeds from the sale of common stock
                        (and/or convertible preferred stock provided that such convertible






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                        preferred stock shall not have a reset and provided
                        further that in either instance no additional equity securities are granted along with such common stock or convertible preferred stock) (the "Equity Sale"), the Company shall have the option, exercisable not earlier than 187 days nor later than 200 days after the New Financing Date, to require the conversion of all or any portion of the Preferred into convertible subordinated debt (the "Convertible Debt".) The Convertible Debt shall have the same terms and conditions as the Preferred (e.g. 10 year term (commencing from the New Financing Date), same conversion privileges, etc.) except that (i) interest must either be paid in cash at 8% or PIKed at 10% (with such PIK option being available for only the first 3 years), (ii) the conversion price shall reset (but never above $21.00) to the price at which the stock is sold in the Equity Sale (or, if the sale is of convertible preferred stock, the conversion price shall reset (but never above $21.00) to the "market price" (as defined above) of the common stock measured over the 20 trading days prior to the date of such sale), and (iii) the conversion price shall not be reset to market on the 4th anniversary.

STOCK SPLITS/
COMBINATIONS:           All share amounts and share prices set forth herein
                        shall be appropriately adjusted for any stock splits, stock dividends, stock combinations and the like occurring after the date hereof.

CONDITIONS:             The Company's obligations hereunder are subject to the
                        following conditions:

                              a) shareholder approval of the issuance of the Preferred, if required to list the Preferred, or to maintain the listing of the Common, on the Nasdaq Small Cap Market, and

                              b)   FCC approval, if required to issue the
                                   Preferred or Common Stock upon
                                   conversion of Preferred or exercise of
                                   Warrants

                        ; provided that (i) the Company shall use its best efforts to cause the foregoing conditions to be fulfilled as promptly






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                        as reasonably practicable, and (ii) David Margolese and
                        Darlene Friedland agree to cause all shares of Company stock held by them or over which they exercise voting control to approve the matter described in subpagraph
                        (a) above and to require any transferees of their stock to so vote such stock, it being understood that Friedland and Margolese, taken together, currently hold approximately 43% of the outstanding common stock of the Company.

AMENDMENT TO
DELAYED PREFERRED
STOCK AGREEMENT: Each of the Everest Funds and Ravich will cause all shares of Delayed Preferred Stock held by them or over which they exercise voting power to consent to the following amendments to the terms of the Delayed Preferred Stock if so requested by the Company:

                              a) amend the definition of Qualifying Offering in Section 3(e)(i) of the Certificate of Designations of the Delayed Preferred
                                   Stock to include the offering of any
                                   securities of the Company in an offering which is either registered under the Securities Act of 1933 or exempt from registration thereunder for net proceeds of not less than $100 million; and

                              b)   change the date "October 15, 1997" in
                                   such Section 3(e)(i) to "November 15,
                                   1997."

BINDING COMMITMENT:     The obligations of the signatories hereto shall not be
                        subject to any conditions or exceptions other than those expressly set forth herein. As soon as practicable after the signing of this Commitment Term Sheet, the number of shares of Delayed Preferred Stock to be exchanged by the Everest Funds and Ravich shall be deposited with an escrow agent acceptable to the parties pursuant to a stock exchange agreement reflecting the terms and conditions of this Commitment Term Sheet and other customary terms and conditions, or, in the absence of such an agreement, this Commitment Term Sheet shall constitute a binding agreement for the transactions contemplated hereby. This Commitment Term Sheet may be executed in any number






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                        of counterparts, all of which taken together constitute
                        a single agreement.




Date:  June 15, 1997                Everest Capital International, Ltd.
                                    Everest Capital Fund, L.P.


                                    By: /S/ M. DIMITRIJEVIC
                                       ----------------------------
                                         Marko Dimitrijevic



                                    Ravich Revocable Trust of 1989


                                    By: /S/ JESS M. RAVICH
                                       ----------------------------
                                         Jess M. Ravich, Trustee


                                    CD Radio Inc


                                    By: /S/ DAVID MARGOLESE
                                       ----------------------------
                                         David Margolese, Chairman
                                          and Chief Executive Officer






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                            AGREEMENT OF STOCKHOLDERS


            The undersigned stockholders of CD Radio Inc. hereby agree to be bound by the provisions set forth in clause (ii) of the proviso in the section captioned "Conditions" in the above Summary Term Sheet.



 /S/ DAVID MARGOLESE
------------------------
David Margolese





 /S/ DARLENE FRIEDLAND
------------------------
Darlene Friedland